UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2021

MICHAEL MERGER SUB LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35374	86-1551081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Texas Ave., Suite 2900

Houston, Texas

(Address of principal executive offices)

77002

(Zip code)

(713) 236-7400

(Registrant’s telephone number, including area code)

Mid-Con Energy Partners, LP

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	MCEP	NASDAQ Global Select Market(1)

(1)

As more fully disclosed herein, the registrant’s common units representing limited partner interests were suspended from trading on the NASDAQ Global Select Market prior to the opening of business on January 21, 2021. A Form 25 will be filed with the Securities and Exchange Commission to delist the registrant’s common units representing limited partner interests from the NASDAQ Global Select Market and to remove it from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Mid-Con Energy Partners, LP (“Mid-Con”) with the Securities and Exchange Commission (the “SEC”) on October 26, 2020, Mid-Con entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Contango Oil & Gas Company, a Texas corporation (“Contango”), Michael Merger Sub LLC, a Delaware limited liability company and a wholly-owned, direct subsidiary of Contango (“Merger Sub”), Mid-Con, and Mid-Con Energy GP, LLC, a Delaware limited liability company and the general partner of Mid-Con (“Mid-Con GP”), which provided for, among other things, the merger of Mid-Con with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity (the “Surviving Entity”).

On January 21, 2021, upon the terms set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware Revised Uniform Limited Partnership Act and the Delaware Limited Liability Company Act, the Merger was completed. At the effective time of the Merger (the “Effective Time”), the separate existence of Mid-Con ceased, and Merger Sub survived the Merger as a wholly owned, direct subsidiary of Contango.

Item 1.02	Termination of a Material Definitive Agreement.

On January 21, 2021, in connection with the closing of the Merger, Mid-Con terminated the Credit Agreement, dated as of December 20, 2011, by and among Mid-Con Energy Properties, LLC, as borrower, Mid-Con, as guarantor, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and the lenders party thereto (as amended, the “Credit Agreement”). In connection with the termination of the Credit Agreement, all outstanding borrowings and unpaid fees and expenses thereunder were paid in full.

Also on January 21, 2021, in connection with the closing of the Merger, Mid-Con terminated the Management Services Agreement (the “Management Services Agreement”) with Contango Resources, Inc. (“Resources”) dated as of July 1, 2020. In light of the Merger, Resources, a subsidiary of Contango, agreed to waive (i) its right to the warrant compensation and (ii) the termination fee Resources was otherwise entitled to under the Management Services Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On January 21, 2021, the Merger was consummated in accordance with the terms of the Merger Agreement. In connection with the consummation of the Merger, each common unit representing limited partner interests in Mid-Con (each, a “Mid-Con Common Unit”) issued and outstanding immediately prior to the Effective Time (other than Mid-Con Common Units held in the treasury of Mid-Con or held by Mid-Con GP immediately prior to the Effective Time, which were canceled and extinguished without any conversion thereof, and no consideration delivered in exchange therefor) were at the Effective Time converted into and became exchangeable for 1.7500 (the “Exchange Ratio”) shares of common stock, par value $0.04 per share, of Contango (“Contango Common Stock”).

Additionally, each Mid-Con phantom unit equity award that was outstanding under the Mid-Con Energy Partners, LP Long-Term Incentive Program (as amended and restated) as of immediately prior to the Effective Time, and all rights in respect thereof, fully vested immediately prior to the Effective Time and, at the Effective Time, such awards were cancelled and converted into the right to receive a number of shares of Contango Common Stock equal to the product of (i) the number of Mid-Con Common Units subject to such awards as of immediately prior to the Effective Time and (ii) the Exchange Ratio.

The issuance of shares of Contango Common Stock pursuant to the terms of the Merger Agreement was registered under the Securities Act of 1933, as amended, pursuant to Contango’s registration statement on Form S-4, as amended (File No. 333-250862), which was declared effective by the SEC on December 18, 2020. The definitive joint consent statement/information statement/prospectus included in the registration statement and filed with the SEC on December 18, 2020 (the “Joint Consent Statement/Information Statement/Prospectus”) contains additional information about the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, Mid-Con notified the NASDAQ Global Select Market (the “NASDAQ”) that trading in Mid-Con Common Units should be suspended and listing of Mid-Con Common Units on the NASDAQ should be removed. Trading of Mid-Con Common Units on the NASDAQ was suspended prior to the opening of business on January 21, 2021. Mid-Con also requested that the NASDAQ file with the SEC an application on Form 25 to delist and deregister Mid-Con Common Units under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Surviving Entity, as successor in interest to Mid-Con, intends to file with the SEC a Form 15 requesting that the reporting obligations of Mid-Con under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, at the Effective Time, a change of control of Mid-Con occurred, and Mid-Con became a wholly owned, direct subsidiary of Contango.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, and in accordance with the terms of the Merger Agreement, the members of the Mid-Con GP board of directors prior to the Effective Time, Bob Boulware, Travis Goff, Fred Reynolds and Caperton White, ceased to serve as directors of Mid-Con.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

As of the Effective Time, (i) the certificate of formation of Merger Sub in effect immediately prior to the Effective Time remained the certificate of formation of the Surviving Entity and (ii) the limited liability company agreement of Merger Sub in effect immediately prior to the Effective Time remained the limited liability company agreement of the Surviving Entity.

Copies of the certificate of formation and limited liability company agreement of the Surviving Entity are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of October 25, 2020, by and among Contango Oil & Gas Company, Michael Merger Sub LLC, Mid-Con Energy Partners, LP, and Mid-Con Energy GP, LLC (incorporated by reference herein to Exhibit 2.1 to Mid-Con’s Current Report on Form 8-K filed with the SEC on October 26, 2020).*

3.1	Certificate of Formation of Michael Merger Sub LLC, dated October 16, 2020.

3.2	Limited Liability Company Agreement of Michael Merger Sub LLC, dated October 16, 2020.

10.1	Termination Agreement, dated as of January 21, 2021, by and between Mid-Con Energy Partners, LP and Contango Resources, Inc.

*	This filing excludes schedules pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2021	MICHAEL MERGER SUB LLC
(as successor in interest to Mid-Con Energy Partners, LP)

	By:	/s/ Farley Dakan
Farley Dakan
President